UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2023

WORLDWIDE WEBB ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40920	98-1587626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 E Technology Way F13-16

Orem, UT 84997

(Address of Principal Executive Offices) (Zip Code)

(415) 629-9066

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WWACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	WWAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WWACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 2, 2023, Worldwide Webb Acquisition Corp. (“WWAC” or the “Company”) held its annual general meeting of shareholders (the “Meeting”) as both a physical and virtual meeting, conducted via live webcast, in connection with the proposed business combination by and among the Company, WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly owned subsidiary of WWAC (“Amalgamation Sub”), and Aark Singapore Pte. Ltd., a Singapore private company limited by shares (“AARK”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to shareholders on or about October 17, 2023 (the “Proxy Statement”). Each proposal (individually a “proposal”) voted upon at the Meeting and the final voting results are indicated below. Each proposal voted on at the Meeting is described in detail in the Proxy Statement.

As of the close of business on September 13, 2023, the record date for the Meeting, there were 10,468,054 ordinary shares of the Company issued and outstanding (the “WWAC Ordinary Shares”). A total of 8,564,652 WWAC Ordinary Shares, representing approximately 81.82% of the outstanding WWAC Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1. Business Combination Proposal - To consider and vote upon a proposal to approve and adopt, by ordinary resolution, that certain Business Combination Agreement, dated as of March 11, 2023 (as amended and as it may be further amended and supplemented from time to time, the “Business Combination Agreement”), by and among WWAC, Amalgamation Sub and AARK, and the transactions contemplated thereby (collectively, the “Business Combination”):

Proposal No.	For	Against	Abstentions
1.	8,553,918	10,734	0

The Business Combination Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the WWAC Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

2. Charter Proposal - To consider and vote upon the approval by special resolution, with effect from the Closing Date (as defined in the Proxy Statement), of the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of WWAC as in effect on the date the Proxy Statement was sent to WWAC shareholders (the “Existing Memorandum and Articles of Association”) in their entirety by the proposed Memorandum and Articles of Association of WWAC attached to the Proxy Statement as Annex E (the “Proposed Memorandum and Articles of Association”):

Proposal No.	For	Against	Abstentions
2.	8,553,918	10,734	0

The Charter Proposal was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the WWAC Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

3, 4 and 5. Governing Documents Proposals - To consider and vote upon, on a non-binding advisory basis, proposals to approve the following material differences between the Existing Memorandum and Articles of Association and the Proposed Memorandum and Articles of Association:

3.

Governing Documents Proposal A - An amendment to change the authorized capital stock of WWAC from (i) 500,000,000 Class A ordinary shares, par value $0.0001 per share, (ii) 50,000,000 Class B ordinary shares, par value $0.0001 per share and (iii) 5,000,000 preference shares, par value $0.0001 per share, to (i) 500,000,000 Class A ordinary shares, par value $0.0001 per share, (ii) 1 ATI Class V ordinary share, par value $0.0001 per share, and (iii) 5,000,000 preference shares, par value $0.0001 per share:

Proposal No.	For	Against	Abstentions
3.	8,354,106	210,546	0

Governing Documents Proposal A was approved, having received “for” votes from at least a majority of the votes cast by the holders of the WWAC Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

4.

Governing Documents Proposal B - An amendment to provide that every member present will have one vote for every share of which he is the holder, provided that (x) the ATI Class V ordinary share (as defined in the Proxy Statement) will have a number of votes representing 26.0% of all votes attached to the total issued and outstanding Class A ordinary shares and the ATI Class V ordinary share (subject to a proportionate reduction in voting power in connection with the exchange by the Sole Shareholder (as defined in the Proxy Statement) of ordinary shares of AARK for ATI Class A ordinary shares (as defined in the Proxy Statement) pursuant to the AARK Exchange Agreement (as defined in the Proxy Statement), provided, however, that such proportionate reduction will not affect the voting rights of the ATI Class V ordinary share in the event of (i) a threatened or actual Hostile Change of Control (as defined in the Business Combination Agreement) and/or (ii) the appointment and removal of a director on the Company Board (as defined in the Proxy Statement)), (y) in connection with certain extraordinary events set forth in the Proposed Memorandum and Articles of Association, the ATI Class V ordinary share will have a number of votes representing 51.0% of all votes attached to the total issued and outstanding Class A ordinary shares and the ATI Class V ordinary share and (z) upon the exchange of all ordinary shares of AARK held by the Sole Shareholder pursuant to the AARK Exchange Agreement, the ATI Class V ordinary share will be automatically forfeited and cancelled:

Proposal No.	For	Against	Abstentions
4.	8,354,106	210,546	0

Governing Documents Proposal B was approved, having received “for” votes from at least a majority of the votes cast by the holders of the WWAC Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

5.

Governing Documents Proposal C - Certain other changes in connection with the replacement of the Existing Memorandum and Articles of Association with the Proposed Memorandum and Articles of Association as part of the Business Combination, including (i) changing the post-Business Combination corporate name from “Worldwide Webb Acquisition Corp.” to “Aeries Technology, Inc.”, (ii) making the Combined Company’s (as defined in the Proxy Statement) corporate existence perpetual, and (iii) removing certain provisions related to our status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which the board of directors of WWAC believes are necessary to adequately address the needs of the Combined Company after the Business Combination:

Proposal No.	For	Against	Abstentions
5.	8,553,918	10,734	0

Governing Documents Proposal C was approved, having received “for” votes from at least a majority of the votes cast by the holders of the WWAC Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

6. The Nasdaq Proposal - To consider and vote upon a proposal by ordinary resolution to approve, for the purposes of complying with Nasdaq Listing Rule 5635(a), (b) and (d), the issuance of ATI Class A ordinary shares and the ATI Class V ordinary share in connection with the Business Combination and the PIPE Financing (as defined in the Proxy Statement):

Proposal No.	For	Against	Abstentions
6.	8,553,918	10,734	0

The Nasdaq Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the WWAC Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

7. Equity Incentive Plan Proposal - To consider and vote upon the approval by ordinary resolution of the ATI 2023 Equity Incentive Plan, a copy of which was attached to the Proxy Statement as Annex G:

Proposal No.	For	Against	Abstentions
7.	8,354,106	210,546	0

The Equity Incentive Plan Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the WWAC Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

8. Director Election Proposal - To consider and vote upon a proposal under the Cayman Islands Companies Act to elect, with effect from the Closing Date, Sudhir Appukuttan Panikassery, Daniel S. Webb, Venu Raman Kumar, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro and Ramesh Venkataraman, in each case, to serve as directors until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal:

Director	For	Withheld
Sudhir Appukuttan Panikassery	5,334,059	0
Daniel S. Webb	5,334,059	0
Venu Raman Kumar	5,334,059	0
Alok Kochhar	5,334,059	0
Biswajit Dasgupta	5,334,059	0
Nina B. Shapiro	5,334,059	0
Ramesh Venkataraman	5,334,059	0

The Director Election Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of WWAC’s Class B ordinary shares represented in person or by proxy and entitled to vote at the Meeting.

Item 8.01 Other Events.

In connection with the Business Combination, shareholders of WWAC elected to redeem an aggregate of 3,699,291 Class A ordinary shares. We have signed non-redemption agreements in which the parties thereto have agreed to reverse redemptions of an aggregate of 1,549,587 Class A ordinary shares.

On November 2, 2023, WWAC issued a press release announcing the results of the Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed, on November 3, 2023, WWAC entered into non-redemption agreements (the “Non-Redemption Agreements”) and forward purchase agreements (the “Forward Purchase Agreements,” and together with the Non-Redemption Agreements, the “Agreements”) with certain parties thereto (the “Sellers”) pursuant to which the Sellers agreed to reverse the redemption of an aggregate of up to 1,239,670 Class A ordinary shares and agreed to purchase an aggregate of up to 3,000,000 Class A ordinary shares. On November 3, 2023, the Sellers increased their commitments under the Agreements to reverse the redemption of an aggregate of up to 1,549,587 Class A ordinary shares and to purchase an aggregate of up to 3,750,000 Class A ordinary shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 2, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Webb Acquisition Corp.
November 3, 2023

	By:	/s/ Daniel S. Webb
	Name:	Daniel S. Webb
	Title:	Chief Executive Officer, Chief Financial Officer and Director